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                                                                 EXHIBIT 10.6(e)


                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of April 24, 2000, by and between ALLIANCE MEDICAL CORPORATION, a Delaware corporation ("PLEDGOR"), and IMPERIAL BANK, a California banking corporation ("LENDER").

                                    RECITALS

         A. Pledgor is the record and beneficial owner of a Certificate of Deposit issued by Lender (the "Bank") on October 15, 1999 in the amount of $500,000.00.

         B. Lender and Pledgor have entered into a Credit and Reimbursement Agreement, dated of even date hereof (as at any time amended, modified or supplemented the "CREDIT AGREEMENT"), pursuant to which Lender has made or agreed to make loans and other financial accommodations to Pledgor for such purposes as are provided in the Credit Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         C. As a condition precedent to the making of the Loans under the Credit Agreement and to induce Lender to advance the funds representing the Loans, and as security for the payment and performance of all of the Obligations under the Credit Agreement, Pledgor has agreed to execute and deliver to Lender this Agreement, and to pledge to Lender and grant to Lender a security interest in the CD, upon and subject to the terms and conditions of this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loans under the Credit Agreement, it is agreed as follows:

         1. DEFINITIONS. The following terms wherever used in this Agreement shall have the following meanings, respectively:

                  "AGREEMENT." This Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, as may be in effect from time to time.

                  "CD." The certificate of deposit issued to Pledgor by Imperial Bank on October 15, 1999, in the principal amount of $500,000.00.

                  "DEFAULT." As provided in the Credit Agreement.

                  "EVENT OF DEFAULT." As provided in the Credit Agreement.

                  "CREDIT AGREEMENT." As defined in Recital B hereof.

                  "LOAN DOCUMENTS." The Credit Agreement, the Revolving Credit Promissory Note (Facility A), the Term Loan Promissory Note-Facility B (Computer Equipment), Term


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Loan Promissory Note-Facility B (Non-Computer Equipment), the Security
Agreement, this Agreement, and all other Related Documents, and all other instruments and documents now existing or hereafter executed by Pledgor or any other third party pledgors in connection with the Loans or otherwise for the benefit of Lender.

                  "OBLIGATIONS." As defined in the Credit Agreement.

                  "PLEDGED COLLATERAL." As provided in Section 2 hereof.

         2. PLEDGE. Pledgor hereby pledges to Lender and grants to Lender a first priority security interest in the CD (including, but not limited to, the principal amount thereof and all interest and other earnings thereon) and all cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for the CD (all of which is herein referred to as the "PLEDGED COLLATERAL").

         3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and the prompt performance of the Obligations.

         4. DELIVERY OF CD. The certificate or certificates and all other documents representing or evidencing the CD shall be delivered to and held by or on behalf of Lender pursuant to this Agreement and shall be accompanied by duly executed instruments of transfer or endorsements, in the form and substance acceptable to Lender. Pledgor agrees that so long as the Obligations have not been satisfied in full, (a) Lender shall exercise exclusive dominion and control over the instruments evidencing the Pledged Collateral and the funds represented by such instruments, (b) Pledgor shall have no right to require any disbursement of the funds represented by the CD, and (c) the terms of the CD may not be amended or modified without the written consent of Lender. From and after the occurrence of a Default under the Loan Documents, Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral, it being agreed, however, that any such transfer to or registration in the name of Lender shall not effect a defeasance of Pledgor's title thereto unless and until Lender shall have foreclosed or realized upon its security interest in the CD. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing the CD for certificates or instruments of smaller or larger denominations.

         5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lender (and at all times prior to the payment and performance in full of the Obligations shall be deemed to represent and warrant) that:

                  (a) Pledgor is, and at the time of delivery of the CD to Lender pursuant to Section 4 hereof and at all other times prior to the payment and performance of the Obligations will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of all claims, liens, security interests and encumbrances thereon or affecting the title thereto except for the pledge and security interest created by this Agreement;



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                  (b)      Pledgor has the right and requisite power and
authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Lender and to grant Lender a security interest therein as provided by this Agreement;

                  (c) No consent, approval, authorization or other order of any Person is required for the execution and delivery of this Agreement or the delivery of the Pledged Collateral to Lender as provided herein which has not been obtained;

                  (d) The pledge, assignment and delivery to Lender of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral, and all proceeds thereof, securing the payment and performance of the Obligations;

                  (e) The scheduled maturity date of the CD is October 14, 2000.

                  (f) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

                  (g) Pledgor is not and will not become insolvent nor unable to pay its debts as they become due as a result of its execution and delivery of this Agreement. Pledgor will realize substantial economic benefits by reason of the Loans to Pledgor; and this Agreement is an essential part of the consideration to Lender to advance the Loans and to enter into the Loan Documents,

         6. COVENANTS. Pledgor covenants to and agrees with Lender that until the Obligations are paid and satisfied in full:

                  (a) Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid distributions or payments with respect thereto, or grant or permit any lien on, security interest in, or encumbrance against the Pledged Collateral;

                  (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may reasonably request in order to ensure to Lender the benefits of the pledge and the security interest in and to the Pledged Collateral intended to be created by this Agreement;

                  (c) Pledgor has and will defend the title to the Pledged Collateral and the security interest hereby granted to Lender therein against the claim of any Person and will maintain and preserve such security interest until the Obligations are paid and satisfied in full;

                  (d) So long as the Obligations have not been satisfied in full, Pledgor will, upon the maturity of the CD, cause the funds evidenced by the CD to be reinvested in a certificate of deposit upon commercially reasonable terms;

                  (e) Pledgor will, upon obtaining any additional certificates of deposit in replacement of or substitution for the CD, whether arising from the maturity of the CD or


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otherwise, which are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Lender such certificates; and

                  (f) Pledgor shall pay when due all claims, taxes, assessments, and other charges which may be levied or assessed or granted against the Pledged Collateral. If Pledgor fails to pay any claims, taxes, assessments or charges, or fails to keep all the Pledged Collateral free from claims, security interests, and encumbrances or claims, Lender may advance the monies necessary to pay the same and they shall become part of the Obligations.

         7.       DEFAULTS AND REMEDIES.

                  (a) If an Event of Default has occurred Lender shall have the right, in its discretion (subject only to applicable requirements of law), to apply the Pledged Collateral to the Obligations, to sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, and exercise any additional remedies available to it under the Loan Documents;

                  (b) If an Event of Default has occurred Lender shall have the right, at its sole option, to retain the Pledged Collateral in satisfaction of the Obligations by sending written notice of such election to Pledgor, but unless such written notice is sent by Lender as aforesaid, retention of the Pledged Collateral shall not be in satisfaction of any obligation hereunder;

                  (c) Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof or limit or impair Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect;

                  (d) In addition to the rights and remedies set forth in this Agreement, Lender shall have the right to exercise any one or more of the rights and remedies of a secured creditor under the UCC. All rights and remedies available to Lender hereunder shall be cumulative and in addition to any and all other rights and remedies otherwise available to it at law, in equity or otherwise, and any one or more of such rights and remedies may be exercised simultaneously or successively;

                  (e) Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against any action for specific performance of such covenants;

                  (f) No delay on the part of Lender in exercising any power of sale, option or other rights hereunder or under the Loan Documents, and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any power of sale, option or other right


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hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, option or any other right hereunder, without notice or demand, or prejudice Lender's rights as against Pledgor in any respect.

         8. APPLICATION OF PROCEEDS. Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by Lender as follows:

                  (a) First, to the payment of the reasonable costs and expenses of such sale, including reasonable counsel fees, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;

                  (b) Next, to the payment of the Obligations, all in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents; and

                  (c) Finally, after payment and satisfaction in full of all Obligations, to the payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         9.       WAIVERS. Pledgor hereby waives:

                  (a) Any act or event that might otherwise discharge, reduce, limit or modify Pledgor's obligations under this Agreement or any other Loan Document, except for the gross negligence or willful misconduct of Lender (as determined by a final, non-appealable judgment of a court of competent jurisdiction);

                  (b) All statutes of limitations as a defense to any action or proceeding brought against Pledgor or the Pledged Collateral by Lender, to the fullest extent permitted by law;

                  (c) Any right Pledgor may have to require Lender to proceed against or exhaust any security held for the Obligations, or pursue any other remedy in Lender's power to pursue;

                  (d) The benefits of the provisions of Arizona Revised Statutes Sections 12-1641 et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure for the Superior Courts of Arizona, which set forth certain rights and obligations among guarantors, debtors and creditors, to the extent applicable;

                  (e) Any defense based on any waiver, extension, modification, forbearance, delay or other act or omission of Lender, or its failure to proceed promptly or otherwise as against Pledgor, any other guarantors of the Obligations or any security for the Obligations;

                  (f) Any defense based on: (i) any legal disability of Pledgor, (ii) any release, discharge, modification, impairment, or limitation of the liability of Pledgor to Lender from any cause, whether consented to by Lender or arising by operation of law or from any bankruptcy or other insolvency proceeding, in or out of court or, (iii) any rejection or disaffirmance of the Obligations, or any part of them, or any security held for the Obligations, in any such bankruptcy or insolvency proceeding;



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                  (g)      Any defense based on any action taken or omitted by
Lender in any bankruptcy or other insolvency proceeding involving Pledgor, including any election to have Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Pledgor in any bankruptcy or other insolvency proceeding, and the taking and holding by Lender of any security for any such extension of credit;

                  (h) Any defense based upon any action, omission, or circumstance that might increase the likelihood that any Pledged Collateral pledged by Pledgor may be foreclosed upon by Lender or that might affect the rights or remedies of Pledgor;

                  (i) Any defense based upon any dealings occurring at any time between Pledgor and Lender, whether relating to the Obligations or otherwise;

                  (j) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance and of the existence, creation, or incurring of new or additional indebtedness of Pledgor, and demands and notices of every kind, except for any demand or notice by Lender to Pledgor expressly provided for in the Loan Documents;

                  (k) Any defense based on or arising out of any defense that Pledgor may have to the payment or performance of the Obligations or any part of them;

                  (l) All rights of subrogation, reimbursement, indemnification, contribution, and any other rights to collect reimbursement for any sums paid to Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute), or otherwise, all rights to enforce any remedy that Lender may have against Pledgor, and all rights to participate in any security now or later to be held by Lender for the Obligations;

                  (m)      Any homestead or exemption rights; and

                  (n) Any benefit of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed, against any person or entity obligated for payment of the Obligations, after any trustee's sale, any judicial foreclosure sale or any personal property sale of any security for the Obligations under a mortgage or deed of trust.

         10.      RIGHTS AND DEFENSES.

                  (a) Subrogation and Reimbursement. Pledgor waives the Pledgor's rights of subrogation and reimbursement and any other rights and defenses available to Pledgor, including: (i) any defenses Pledgor may have to this Agreement obligation by reason of an election of remedies by Lender; and
(ii) any rights or defenses Pledgor may have by reason of protection afforded to Pledgor pursuant to any antideficiency or other laws limiting or discharging Pledgor' s indebtedness.

                  (b) Other. No provision or waiver in this Section 10 shall be construed as limiting the generality of any other waiver contained in this Agreement.



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         11.      ASSIGNMENT. Lender may assign, endorse or transfer any
instrument evidencing all or any part of the Obligations, and in accordance with the Credit Agreement and any successor holder of such instrument shall be entitled to the benefits of this Agreement.

         12. TERMINATION. Immediately following the full payment and satisfaction of all Obligations, Lender shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the pledge and security interest created hereby and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

         13. SECURITY INTEREST. All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement or any of the other Loan Documents or any other agreement or instrument governing or evidencing the Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the other Loan Documents or any other agreement or instrument governing or evidencing the Obligations;

                  (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                  (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

         14. RELEASE. Pledgor consents and agrees that Lender may at any time, or from time to time, in its discretion exchange, release and/or surrender all or any of the Pledged Collateral, or any part(s) thereof, by whomsoever deposited which is now or may hereafter be held by Lender in connection with all or any of the Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time(s) exceed the aggregate principal amount thereof set forth in the Credit Agreement and the other Loan Documents. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any part hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

         15. INDEMNIFICATION. Pledgor agrees to indemnify, defend and hold Lender harmless for, from and against any taxes, liabilities, claims and damages, including attorneys' fees, disbursements and court costs, and other expenses incurred or arising by reason of the taking or


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the failure to take action by Lender, in good faith, in respect of any transaction effected under this Agreement or in connection with the pledge and security interest provided for herein. including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, Pledgor agrees to pay to Lender all reasonable out-of-pocket costs and expenses incurred, in good faith, in connection with this Agreement and all fees, expenses and disbursements, and the fees of Lender's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Lender of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 15 shall survive the payment and discharge in full of all the Obligations.

         16. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part hereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         17.      MISCELLANEOUS.

                  (a) Pledgor agrees to promptly reimburse Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of or redemption or exercise of Lender's rights under this Agreement.

                  (b) Neither Lender nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  (c) This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Lender and Pledgor.

                  (d) Pledgor hereby appoints Lender as its true and lawful attorney-in-fact, with full power of substitution to do the following: (i) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Pledged Collateral; (iii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of


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Pledgor to execute and deliver its release and settlement for the claim; (iv) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Pledgor, or otherwise, which in the sole and absolute discretion of Lender may seem to be necessary or advisable; and (v) to execute any documents necessary to perfect or continue the Security Interest. The powers granted in clauses (i), (ii), (iii) and (iv) may only be exercised by Lender after the occurrence of a Default or an Event of Default. This power is a power coupled with an interest and is given as security for the Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

                  (e) Without notice or demand, without affecting the obligations of Pledgor hereunder, and without affecting the security interest created hereby or the priority thereof, Lender, from time to time, may: (i) extend the time for payment of all or any part of the Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligations; (ii) take and hold other security for the payment or performance of the Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the security interest.

         18. AUTHORIZATION TO LENDER, ACCOMMODATION PROVISIONS. Pledgor authorizes Lender to perform any and all of the following acts at any time in Lender's sole discretion, all without notice to Pledgor and without effecting Lender's rights or Pledgor's Obligations under this Agreement:

                  (a) Lender may take and hold security for the Obligations, accept additional or substituted security for the Obligations, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect, sell or otherwise dispose of any such security;

                  (b) Except to the extent specifically prohibited by law, Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and Lender may also bid at any such sale;

                  (c) In addition to the Obligations, Lender may extend other credit to Pledgor, and may take and hold security for the credit so extended, all without affecting Pledgor's obligations under this Agreement or any other Loan Document;

                  (d) Lender may substitute, add or release any one or more guarantors or endorsers of the Obligations; and

                  (e) Lender may apply any payments or recoveries from Pledgor or any other source, and any proceeds of any security, to Pledgor's obligations under the Loan Documents in such manner, order and priority as Lender may elect, whether or not those obligations are secured at the time of the application.

         19. GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws (other than conflict laws) of the State of Arizona, except to the extent Lender has greater rights or


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remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Arizona law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each party consents to the personal jurisdiction and venue of the state courts located in the County of Maricopa, State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that, at the option of Lender, any litigation initiated by any of them in connection with this Agreement may be venued in the Maricopa County, Arizona. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO REQUIRE A TRIAL BY JURY IN ANY COURT ACTION PERTAINING TO THE OBLIGATIONS OR THE LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         20. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, supersede all other prior understandings, oral or written, with respect to the subject matter hereof, and are intended by Lender and Pledgor as the final, complete and exclusive statement of the terms agreed to by them.

         21. AMENDMENTS. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         22. TIME OF ESSENCE. Time is of the essence of this Agreement and each and every provision hereof.

         23. CONTINUING AGREEMENT. This is a continuing Agreement which shall remain in full force and effect until actual receipt by Lender of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all, of the Obligations incurred before the receipt of such notice, and all of the Obligations incurred thereafter under commitments extended by Lender before the receipt of such notice, shall have been paid and performed in full.

         24. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

         25. NOTICES. Except as otherwise provided herein, whenever it is provided herein that ally notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other communication with respect to this Agreement, each such notice, demand request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person, by courier or otherwise, with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:



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                  If to Lender:

                                    Imperial Bank
                                    One Arizona Center, 400 East Van Buren
                                    Suite 900
                                    Phoenix, Arizona 85004

                  If to Pledgor:

                                    Alliance Medical Corporation
                                    10232 S. 51st Street
                                    Phoenix, Arizona 85004

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited with the United States Postal Service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         26. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                       IMPERIAL BANK, a California banking
                                       corporation

                                       By:
                                          -------------------------------------
                                       Name:  Kevin C. Halloran
                                       Title: Senior Vice-President


                                       ALLIANCE MEDICAL CORPORATION, a
                                       Delaware corporation

                                       By:
                                          -------------------------------------
                                       Name:  Tim Einwechter
                                       Title: Chief Financial Officer





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